ICTS INTERNATIONAL N.V.
                                          established at The Netherlands

                                                     NOTICE OF

                                      ANNUAL GENERAL MEETING OF SHAREHOLDERS

         Notice is hereby given of the Annual General Meeting of Shareholders (the "Annual Meeting") of ICTS International N.V. (the "Company") which will be held on Thursday, June 27, 2002, at 11:00 A.M. local time, at the offices of the Company, located at Biesbosch 225, 1181 JC Amstelveen, The Netherlands.

         The agenda for the Annual Meeting, including proposals made by the Supervisory Board and the Management Board, is as follows:

1.       Opening of the meeting by the Chairman.

2.       To elect nine members to the Supervisory Board.

3. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

4.       Adoption of the annual accounts of the fiscal year 2001.

5. Report by the Management Board on the course of business of the Company with respect to the annual accounts of the year 2001.

6.       Report of the Audit Committee.

7. Report by the Supervisory Board with respect to the annual accounts of the year 2001.

8.       Questions.

9.       Adjournment.

         Pursuant to the Articles of Association of the Company and Netherlands law, copies of the annual accounts for the fiscal year 2001, the annual report which includes the information required pursuant to Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board are open for inspection by the shareholders of the Company and other persons entitled to attend meetings of shareholders at the offices of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

         Shareholders may only exercise their shareholder rights for the shares registered in their name on June 27, 2002, the record date for the determination of shareholders entitled to vote on the day of the Annual Meeting.

                                                 The Management Board
                                                 Lior Zouker
                                                 Managing Director and
                                                 Chief Executive Officer
May 31, 2002

SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR POWER OF ATTORNEY, AS APPLICABLE, IN THE ENCLOSED RETURN ENVELOPE.

                             ICTS INTERNATIONAL N.V.
                                  Biesbosch 225
                                     1181 JC
                           Amstelveen, The Netherlands

                   (Registered with the Chamber of Commerce at
            Amsterdam/Haarlem, The Netherlands under No. 33.279.300)


                                 PROXY STATEMENT
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           To be held on June 27, 2002


         This Proxy Statement is being furnished to holders of common shares, par value 1.0 Dutch guilder per share (the "Common Shares"), of ICTS International N.V., a Netherlands corporation (the "Company"), in connection with the solicitation by the Management Board of proxies in the form enclosed herewith for use at the Annual General Meeting of shareholders of the Company to be held at 11:00, A.M. local time, on Thursday, June 27, 2002, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, or at any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the Notice of Annual General Meeting of Shareholders (the "Notice"), which contains the agenda for the Annual Meeting (the "Agenda"), accompanies this Proxy Statement.

         The Company's 2001 annual report (the "Annual Report"), which contains the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001, expressed in U.S. Dollars and prepared in accordance with United States generally accepted accounting principles (hereinafter, the "Annual Accounts"), is being mailed with this Proxy Statement.

         It is proposed at the Annual Meeting to adopt resolutions approving the following proposals (the "Proposals"):

1.       Election of an nine member Supervisory Board (item 2 of the Agenda).

2. Adoption of the English language to be used for the annual accounts and annual reports of the Company (item 2 of the Agenda).

3. Adoption of the Annual Accounts for the fiscal year ended December 31, 2001 (item 3 of the Agenda).

         Pursuant to the Articles of Association of the Company and Netherlands law, copies of the Annual Accounts, the Annual Report and the information required under Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board, written in accordance with the Articles of Association of the Company, are open for inspection by the shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

         Since the Company is a "foreign private issuer" under United States securities laws, the solicitation of proxies for use at the Annual Meeting is not subject to the proxy rules contained in Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended.

         This solicitation is made by the Management Board and the cost of the solicitation will be borne by the Company. The Company will reimburse brokerage firms, fiduciaries and custodians for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company is mailing this Proxy Statement, the Notice, the Annual Report, the form of proxy and the Power of Attorney to the shareholders on or about May 31, 2002.

Voting Securities and Voting Rights

         At the close of business on June 27, 2002, the issued and outstanding voting securities of the Company consisted of 6,304,800 Common Shares. The class of Common Shares is the only class of voting stock of the Company. Shareholders may exercise their shareholder rights to vote only the Common Shares registered in their name on June 27, 2002, the record date for the Annual Meeting.

         Shareholders owning and holding approximately 64.5% of the issued and outstanding Common Shares of the Company have indicated that they will vote FOR items 1, 2 and 3 of the Agenda.

         The Agenda set forth in the Notice was proposed by the Management Board and approved by the Supervisory Board.

         A registered holder of Common Shares may cast one vote per share at the Annual Meeting. In accordance with Article 18 of the Articles of Association of the Company, resolutions may be adopted only when a quorum of at least fifty percent of the outstanding shares entitled to vote is represented at the Annual Meeting, and adoption of a resolution requires an absolute majority of the votes cast at the Annual Meeting.

         Common Shares cannot be voted at the Annual Meeting unless the registered holder is present in person or is represented by a written proxy. The Company is incorporated in The Netherlands and, as required by the laws of The Netherlands and the Company's Articles of Association, the Annual Meeting must be held in the Netherlands. Shareholders who are unable to attend the Annual Meeting in person may authorize the voting of Common Shares at the Annual Meeting by completing and returning the enclosed proxy card naming Lior Zouker and Stefan Vermeulen as proxyholders. If the proxy in the enclosed form is duly executed and returned prior to the Annual Meeting, all Common Shares represented thereby will be voted, and, where specifications are made by the holder of Common Shares on the form of proxy, such proxy will be voted by the proxyholders in accordance with such specifications.

         If no specification is made in the proxy, the proxy will be voted by the proxyholders FOR items 2, 3 and 4 of the Agenda.

         In the event a shareholder wishes to use any other form of proxy, such proxy shall be voted in accordance with the specification given therein, provided that (i) such proxy states the number of registered Common Shares held by such shareholder, (ii) the Common Shares for which the proxy is given are registered in the name of the shareholder on June 27, 2002, and (iii) such proxy enables the person named therein to vote the Common Shares represented thereby either in favor of or against the Proposals, or to abstain from voting, as applicable. The proxyholder shall present the duly executed proxy together with the enclosed form of Power of Attorney signed by the registered shareholder.

Right of Revocation

         Any shareholder who has executed and delivered a proxy to the Company and who subsequently wishes to revoke such proxy may do so by delivering a written notice of revocation to the Company at its address set forth above,
Attention: Chief Executive Officer, at any time prior to the Annual Meeting.

Beneficial Ownership of Securities Owners

         The following table sets forth below information regarding the beneficial ownership (as determined under U.S. securities laws) of the Common Shares of the Company, as of June 27, 2002, by each person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares:


                           Number of Shares            Percent of
                           Beneficially Owned         Class Owned

Leedan........................  2,255,000(1)                35%

Harmony ....................... 1,069,260(2)                16%

Oppenheimer Funds.......          583,200                    9%

Lior Zouker....................   470,000                    7%

Mass Mutual International
 Equity Fund....................  328,100                    5%

---------------------------
(1) Leedan, through wholly-owned subsidiaries, owns approximately 35% of the issued and outstanding Common Shares. Mr. Menachem J. Atzmon and Mr. Ezra
Harel own, indirectly 100% of the outstanding shares of Leedan and may be deemed to control Leedan. Leedan, Mr. Atzmon and Mr. Harel may be able to appoint all the directors of ICTS and control the affairs of ICTS.

(2) Harmony owns approximately 17% of the issued and outstanding Common Shares. Harmony is owned equally by Mr. Atzmon=s Family Trust and Harel Family Trust. Mr. Menachem J. Atzmon and Mr. Ezra Harel may be deemed to control these shares as joint managing directors of Harmony.



                  ITEM TWO OF THE AGENDA:
                  ELECTION OF SUPERVISORY BOARD

At the Annual Meeting, nine members of the Supervisory Board are to be elected to serve until the 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. The nominees to be voted on by Shareholders are Messrs. Ezra Harel, Savinoam Avivi, Michael Barnea, Lynda Davey, Amos Lapidot, Menachem J. Atzmon, Yacov Elinav, Johannes Endler and Eli Talmor. Mr. Gerald Gitner resigned as a member of the Supervisory Board in May 2002 and elected not to stand for re- election. Ms. Lynda Davey has been elected to the Supervisory Board in Mr. Gitner's place.

         All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee or nominees. It is intended that the proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Ezra Harel, Savinoam Avivi, Michael Barnea, Lynda Davey, Amos Lapidot, Menachem J. Atzmon, Yacov Elinav, Johannes Endler and Eli Talmor.

         THE MANAGEMENT BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING NINE NOMINEES (ITEM 1 ON THE PROXY CARD).

         Ezra Harel [52] is a controlling shareholder of Leedan, an investment holding company. He served as Chairman of the Board of Directors of both Dash 200+, a company involved with the conversion of Boeing 747 aircraft from passenger to cargo use, since 1991, and Tuffy Associates Inc., an automotive service franchise company, since 1993. Mr. Ezra Harel is the Chairman of the Advisory Board of Seehafen Rostock Umschlagsgesellschaft GmbH (APort of Rostock@),Germany, a company engaged in sea port activities. Mr. Harel was recently elected to the Board of Fraport. He is also the joint managing director of Harmony Ventures, B.V. He is also a real estate developer in the United States, Europe and Israel. Mr. Ezra Harel had been the Vice Chairman of the Board of Directors of Rogosin, an affiliate of Leedan, since 1994. Rogosin has been one of the largest independent manufacturers of tire cord in the world and is now an investment company.

Savinoam Avivi [63] was a member of the Executive Board and Vice President of Koor Industries Ltd. ("Koor") from 1988 to 1999. Koor is publicly traded on the New York and Tel Aviv Stock Exchanges and is the largest industrial conglomerate in Israel. Mr. Avivi served as a director of Home Centers (DVI) Ltd., a company publicly traded in Israel and an affiliate of Koor. He is currently chairman of the board of several private companies.

Michael Barnea [46] has been a senior executive and a member of the Board of Directors of Leedan since 1994. In addition, Mr. Barnea has served as the CEO of Rogosin since mid 2000.

Lynda Davey [47] is Chief Executive Officer of Avalon Group, Ltd. a private investment banking firm she co-founded in 1992. She also serves as Chairperson of Avalon Securities, Inc., an NASD member broker-dealer, and NY Venture Space, LLC, a provider of interim office space. From 1988 throughout 1991, Ms. Davey was Managing Director of The Tribeca Corporation, a New York based buyout firm. Prior to 1988, Ms. Davey was Vice President in the corporate finance department of Salomon Brothers Inc. She is a Director of Tuffy Associates Corp. and Pioneer Commercial Funding Corp., an affiliate of Leedan. Ms. Davey also serves on the Advisory Council of the Center for Women's Business Research and Retail Finance Group of Wells Fargo Bank.

Menachem J. Atzmon [57] is a Chartered accountant (Isr). Mr. Atzmon is a controlling shareholder of Leedan. Since 1996 he is the managing director of Albermale Investment Ltd. and Kent Investment Holding Ltd., both investment companies. Since January 1998 he has served as CEO of Port of Rostock.
He is also the joint managing director of Harmony Ventures, B.V. ("Harmony")

Amos Lapidot [67]is a Major General (reserve) in the Israeli Defense Forces and has served in the past as Commander-in-Chief of the Israeli Air Force. Mr. Lapidot has been a special assistant to the Israeli Ministry of Defense from 1991 to 1998. He has also been a director of El Al, the official airline of the state of Israel. Mr. Lapidot was President of Technion, Israel Institute of Technology.

Eli Talmor [52] has been a member of the Supervisory Board of the Company since December 2000. Dr. Eli Talmor is a professor at the London Business School specializing in private equity and new ventures. He also is a professor of finance at the University of California, Irvine. He has previously taught at Tel Aviv University, UCLA, and the University of Wisconsin at Madison. Dr. Talmor served on the board of directors of New Dimension Software from 1994 to 1999. During his tenure, the company grew, reflected by a substantial increase of its stock price and its eventual acquisition by BMC Software in 1999. Dr. Talmor holds a Ph.D. in Business Administration from the University of North Carolina at Chapel Hill and a BSc. (Cum Laude) from Technion, Israel Institute of Technology.

Yacov Elinav [57], has been a member of the Supervisory Board of the Company since January 2002. Mr. Elinav has served as the head of the Holdings in Subsidiaries and Affiliates Division of the Bank of Hapoalim since 1992. Mr. Elinav holds a B.A. in economics and business administration from the Hebrew University of Jerusalem.

Johannes Endler [62], has been a member of the Supervisory Board of the Company since January 2002. Mr. Endler has been the CFO of Fraport since 1993. Mr. Endler holds an MBA from the University of Freiburg.


                            ITEM THREE OF THE AGENDA

     ADOPTION OF THE ENGLISH LANGUAGE TO BE USED FOR THE ANNUAL ACCOUNTS AND
                         ANNUAL REPORTS OF THE COMPANY

          Pursuant to Section 2:362, Paragraph 7 of the Dutch Civil Code, the annual accounts of a Netherlands company such as the Company must be prepared in the Dutch language, unless the General Meeting resolves to use another language. Due to the international structure of the Company, the Management proposes that the annual accounts and the annual reports of the Company be prepared in the English language.

          A majority of the votes cast is required for the adoption the English language for the Company's annual accounts and annual reports.


          ITEM FOUR OF THE AGENDA:
          ADOPTION OF ANNUAL ACCOUNTS

          The Company's audited balance sheet as of December 31, 2001 and statement of income for the year then ended, as expressed in U.S. Dollars and prepared in accordance with U.S. and Dutch generally accepted accounting principles (the "Annual Accounts"), are submitted to the Company's shareholders in the English language.

          Copies of the Annual Accounts, the Annual Report, which contains the information required under Section 2:392 of the Dutch Civil Code, and the report of the Supervisory Board are available for inspection by the Company's shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

          In accordance with Article 20 of the Articles of Association of the Company, the Supervisory Board has determined to retain all net profit of the fiscal year 2001 to fund development and growth of the Company business. On July 23, 2001 ICTS declared and paid cash dividend of $2.25 per share on its Common Stock to its shareholders prior to the 25% withholding tax imposed by the Netherlands. Such dividend was paid out of the Company's retained earnings.

          Pursuant to Article 19 of the Articles of Association of the Company, the unconditional adoption of the Annual Accounts by the Shareholders at the Annual Meeting constitutes a discharge, for purposes of Dutch law, of the members of the Management Board and the Supervisory Board for the matters disclosed in the Annual Accounts. Such discharge is not absolute and will not be effective as to matters misrepresented or not disclosed to the shareholders.

          A majority of the votes cast is required for the adoption of the Company's Annual Accounts.

          THE SUPERVISORY BOARD AND THE MANAGEMENT BOARD RECOMMEND A VOTE "FOR" ITEM THREE (ITEM 2 OF THE PROXY CARD).



          ITEM SIX OF THE AGENDA
          REPORT OF THE AUDIT COMMITTEE

          Prior to May 2002, the Audit Committee of the Supervisory Board consisted of Gerald Gitner (Chairman), Menachem J. Atzmon, Savinoam Avivi, Amos Lapidot and Eli Talmor. Ms. Lynda Davey has been elected to the Audit Committee and Mr. Eli Talmor has been elected as Chairman. The Audit Committee and the Supervisory Board have adopted an Audit Committee Charter which is attached hereto as Exhibit A. The Charter outlines the duties of the Audit Committee in relation to its responsibilities of overseeing management's conduct of the Company's financial reporting process, including the selection of the Company's outside auditors and the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the

Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by the Management Board and the Supervisory Board. The Audit Committee has met with the independent auditors as well as the internal auditors. The Audit Committee after such review and discussion with internal auditors and the independent auditors have recommended that the audited financial statements be included in the Company's annual report on Form 20-F.

          The Audit Committee held one meeting at the end of each quarter to discuss the financial status of the Company for a total of four meetings during the last fiscal year. Except for Gerald Gitner and Menachem Atzmon, all members of the Audit Committee are "independent" under the rules of the Securities and Exchange Commission currently applicable to the Company. Mr. Gitner served as a member of the Audit Committee under the exception of the rules adopted by the Securities and Exchange Commission as both the Supervisory Board and the Management Board strongly believed that his services would be in the best interest of the Company.

                             AUDIT COMMITTEE REPORT

          The following is the report of the Company's Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001.

          Review With Management

          The Committee has reviewed and discussed the Company's audited financial statements with both the Management Board and the Supervisory Board.

          Review and Discussions With Independent Auditors

          The Committee has discussed with Kesselman & Kesselman, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

          The Committee has also received written disclosures and the letter from Kesselman & Kesselman required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Kesselman & Kesselman their independence.

          Conclusion

          Based on the review and discussions referred to above, the Committee recommended to the Company's Supervisory Board that its audited financial statements be included in the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

          Submitted by the Audit Committee of the Supervisory Board

          Eli Talmor, Chairman of the Audit Committee.

          The aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the principal accounting firm was $229,500 in total with $110,000 each fiscal quarter for general auditing services, $100,000 related to fee in connection with the sale of European operations and $19,500 in conjunction with certain sales of operations by the Company.

          The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

          Please sign, date and return the accompanying proxy card or other form of proxy with Power of Attorney, as applicable, in the enclosed envelope at your earliest convenience.


                                                     The Management Board

                                                     Lior Zouker
                                                     Managing Director and
                                                     Chief Executive Officer

          May 31, 2002

          POWER OF ATTORNEY

          The undersigned,

          hereby grants power of attorney to:
                                    Lior Zouker
                                    Stefan Vermeulen

          for and in name, place and stead of the undersigned to attend the Annual General Meeting of Shareholders of ICTS International N.V., a public company whose statutory seat and registered office is in Amstelveen, The Netherlands, which Annual General Meeting to be held at 11:00, local time, on Thursday, June 27, 2002, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands or any adjournment or adjournments thereof, and for and in name, place and stead of the undersigned to sign at that Annual General Meeting the attendance register, to take part in all discussions, to make such proposals as the attorney may deem expedient, and to exercise the right to vote attached to the shares of the undersigned as well as all other rights which may be exercised at the Annual General Meeting on behalf of the undersigned _______________________, and further to do and perform any and all acts relating to the foregoing which may be useful or necessary and which the undersigned might or could or should do if personally present, all this with full power of substitution.

          Signed in                , this   day of    2002.

If a natural person insert: surname, forenames, full residential address and date of birth.

If a body corporate insert: corporate name, place of registered office, full business address. A power of attorney given by a body corporate must be signed by an officer/officers duly authorized to represent the body corporate. If necessary inspect the records of the Chamber of Commerce where the body corporate is registered, and/or its articles of association or by--laws.

          The Proposed Resolutions

          Unless otherwise indicated, this Proxy confers authority to vote "FOR" for the resolutions contained herein. The Management Board recommends a vote of "FOR" for the resolutions contained herein. This proxy is solicited on behalf of the Management Board of ICTS International N.V. and may be revoked prior to its exercise by a written notice to the Chief Executive Officer of the Company.

          1.   To elect nine members to the Supervisory Board.

                  FOR                       AGAINST                ABSTAIN
                  [ ]                       [ ]                    [ ]

          2. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

                  FOR                       AGAINST                 ABSTAIN
                  [ ]                       [ ]                     [ ]

          3.      Adoption of the annual accounts of the fiscal year 2001.

                  FOR                       AGAINST                  ABSTAIN
                  [ ]                       [ ]                      [ ]


NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

                                             Dated:    ____________, 2002
                                             By:______________________
                                             Name:____________________
                                             Title:___________________

                                                                 EXHIBIT A

                                             ICTS INTERNATIONAL  N.V.

                                              Audit Committee Charter

There shall be a committee of the Supervisory Board known as the Audit Committee the "Committee"). Only independent directors may serve on the Audit Committee. At least one member of the Committee shall have an accounting background or related financial expertise.. The primary function of the Committee shall be to assist the Supervisory Board in fulfilling its oversight role regarding the Company's financial reporting process, its system of internal control and its compliance with applicable laws, regulations and company policies. Activities of the Committee are as follows:


      Continuous Activities - General

1. Provide an open avenue of communication between the independent auditors, internal auditors and the Supervisory Board.

2. Meet at least four times per year or more frequently as circumstances require; the Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and ensure the independence of the independent auditors and the objectivity of the internal auditors.

4. Inquire of management, the independent auditors and the Chief Financial Officer (the "CFO") about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company.

5. Meet periodically with the independent auditors, the CFO, the internal auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

6. Report periodically to the Supervisory Board on significant results of the foregoing activities.

7. Instruct the independent auditors that the Supervisory Board, as the stockholders' representative, is the auditors' client.

      Continuous Activities - Reporting Specific Policies

1. Advise financial management and the independent auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2. Provide a medium for financial  management  and the  independent  auditors to discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Determine, as it relates to new transactions or events, the auditors' reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

4. Assure that the independent  auditors'  reasoning is described in determining
the   appropriateness  of  changes  in  accounting   principles  and  disclosure
practices.

5. Assure that the independent auditors' reasoning is described in accepting or questioning significant estimates by management.


    Scheduled Activities

1. Recommend the selection of the independent auditors for approval by the Supervisory Board, and approve the compensation of the independent auditors.

2. Consider, in consultation with the independent auditors and the CFO, the audit scope and plan of the independent auditors and the internal auditors to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

3. Review with management and the independent auditors the results of annual audits and related comments in consultation with other committees as deemed appropriate, including:

a. The annual financial statements, accompanying footnotes and the independent auditors' report thereon.

b. Any significant changes required in the independent auditors' audit plans.

c. Any difficulties or disputes with management encountered during the course of the audit.

d. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

4. Consider and review with The Management Board and the CFO:

a. Significant internal audit findings during the year and management's responses to them.

b. Any difficulties encountered in the course of internal audit work, including any restrictions on the scope of activities or access to required information.

c. Any changes required in the planned scope of the internal audit plan.

d. The internal audit department charter, budget and staffing.



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5.  Review the  interim  financial  reports  with  management,  the  independent auditors and the CFO before those interim reports are released to the public or filed with the SEC.

6. Review the results of the annual audits of directors' and officers' expense accounts, and management perquisites prepared by the internal audit department and the independent auditors, respectively

7. Consider and review with the independent auditors and the CFO:

a. The adequacy of the Company's internal controls, including computerized information system controls and security.

b. Related findings and recommendations of the independent auditors and internal audit department, together with management's responses.

8. Review annually with the independent auditors and the CFO the results of the monitoring of compliance with the Company's code of conduct.

9. Describe in the Company's annual report the Committee's composition and responsibilities, and how they were discharged.

10. Arrange for the independent auditors to be available to the Supervisory Board at least annually.

11. Review and update the Committee's Charter annually.


         When Necessary Activities

1. Review and concur with the appointment of the CFO.

2. Review and approve requests for any management consulting engagement to be performed by the independent auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

3. Review periodically with legal counsel any regulatory matters that may have a material impact on the Company financial statements, compliance policies and programs.

4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities; the Committee shall be empowered to retain independent counsel and other professionals to assist in conducting any investigation.


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